UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2025, the Board of Directors (the “Board”) of Fluor Corporation (the “Corporation”) appointed Mr. James R. Breuer as Chief Executive Officer of the Corporation, effective May 1, 2025. On July 2, 2025, the Corporation entered into a letter agreement (the “Relocation Agreement”) with Mr. Breuer pursuant to which Mr. Breuer will receive a payment of $750,000 (the “Relocation Assistance Bonus”) to support the relocation of his primary residence to the Dallas-Fort Worth area. Subject to the terms and conditions of the Relocation Agreement, Mr. Breuer will repay 100% of the Relocation Assistance Bonus if (i) he fails to relocate to the Dallas-Fort Worth area by June 30, 2026 or (ii) his employment is terminated prior to 24 months from the date the Relocation Assistance Bonus is paid. The foregoing description is a summary only and is qualified in its entirety by reference to the full text of the Relocation Agreement, which will be filed as an exhibit to the Corporation’s quarterly report on Form 10-Q for the quarter ended September 30, 2025.

In addition, on July 2, 2025, FDEE Consulting, Inc., a wholly owned subsidiary of the Corporation, entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Joseph L. Brennan, the Corporation’s former Chief Financial Officer, pursuant to which Mr. Brennan will provide advisory and consultation services to the Corporation at a rate of $640 per hour for a period of up to six months beginning July 2, 2025. The foregoing description is a summary only and is qualified in its entirety by reference to the full text of the Consulting Agreement, which will be filed as an exhibit on Form 10-Q for the quarter ended September 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025

FLUOR CORPORATION

By:	/s/ Kevin B. Hammonds
Kevin B. Hammonds
Executive Vice President, Chief Legal Officer and Corporate Secretary

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